Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Janus International Group, Inc. (the “Company”) on Form 10-Q/A for the quarter ended June 26, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Scott Sannes, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 20, 2022	By:	/s/ Scott Sannes
Scott Sannes
Chief Financial Officer
(Principal Financial and Accounting Officer)